UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 1, 2015

Taylor Morrison Home Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35873	90-0907433
(Commission File Number)	(I.R.S. Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000
Scottsdale, AZ	85251
(Address of principal executive offices)	(Zip Code)

(480)840-8100

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure.

On April 1, 2015, Taylor Morrison Home Corporation (the “Company”) announced the proposed unregistered offering (the “Notes Offering”) by Taylor Morrison Communities, Inc. and Taylor Morrison Holdings II, Inc. (together, the “Issuers”) of $350.0 million aggregate principal amount of senior notes due 2023.

The Company is disclosing under Item 7.01 the information attached as Exhibit 99.1, which information is incorporated by reference herein. This information, which has not been previously reported, is included in a preliminary offering memorandum that is being disseminated in connection with the Notes Offering.

As used in this Current Report, unless otherwise indicated or the context otherwise requires, the terms “we,” “us” and “our” refer to TMM Holdings Limited Partnership and its consolidated subsidiaries, including the Issuers. Capitalized terms used but not otherwise defined in this Current Report have the meanings given to them in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

This information shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements contained in or incorporated by reference into this Current Report include “forward-looking statements,” including statements regarding preliminary results and the amendment of our revolving credit facility. These statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities, as well as those of the markets we serve or intend to serve, to differ materially from those expressed in, or implied by, these statements. You can identify these statements by the fact that they do not relate to matters of a strictly factual or historical nature and generally discuss or relate to forecasts, estimates or other expectations regarding future events. Generally, the words “believes,” “estimates,” “plans,” “projects,” “anticipates,” “expects,” “intends,” “may,” “can,” “could,” “might,” “will” or “should” and similar expressions identify forward-looking statements, including statements related to expected operating and performing results, planned transactions, planned objectives of management, future developments or conditions in the industries in which we participate and other trends, developments and uncertainties that may affect our business in the future.

Such risks, uncertainties and other factors include, among other things: interest rate changes and the availability of mortgage financing; continued volatility in the debt and equity markets; competition within the industries in which we operate; the availability and cost of land and other raw materials used by us in our homebuilding operations; the impact of any changes to our strategy in responding to continuing adverse conditions in the industry, including any changes regarding our land positions; the availability and cost of insurance covering risks associated with our businesses; shortages and the cost of labor; weather related slowdowns; slow growth initiatives and/or local building moratoria; governmental regulation directed at or affecting the housing market, the homebuilding industry or construction activities; uncertainty in the mortgage lending industry, including revisions to underwriting standards and repurchase requirements associated with the sale of mortgage loans; the interpretation of or changes to tax, labor and environmental laws; economic changes nationally or in our local markets, including inflation, deflation, changes in consumer confidence and preferences and the state of the market for homes in general; legal or regulatory proceedings or claims; required accounting changes; terrorist acts and other acts of war; and other factors of national, regional and global scale, including those of a political, economic, business and competitive nature. We undertake no duty to update any forward-looking statement, whether as a result of new information, future events or changes in our expectations, except as required by applicable law. In addition, other such risks and uncertainties may be found in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

ITEM 8.01.	OTHER EVENTS.

On April 1, 2015, the Company issued a press release announcing the Notes Offering. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated by reference herein.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any offer, solicitation or sale of any security, in any jurisdiction in which such offering, solicitation or sale would be unlawful.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Recent Developments.

99.2	Press Release, dated April 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 1, 2015

Taylor Morrison Home Corporation

By:	/s/ Darrell C. Sherman
	Name:	Darrell C. Sherman
	Title:	Vice President, Secretary and General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Recent Developments.

99.2	Press Release, dated April 1, 2015.